UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2015

MACQUARIE INFRASTRUCTURE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32384	43-2052503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 West 55th Street

New York, NY 10019

(Address of Principal Executive Offices/Zip Code)

(212) 231-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed for the purpose of establishing Macquarie Infrastructure Corporation, a Delaware corporation (the “Company”) as the successor issuer to Macquarie Infrastructure Company LLC, a Delaware limited liability company (the “Predecessor”) with respect to the Company’s Common Stock (as defined below) pursuant to Rule 12g3-2(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to disclose certain related matters.

On May 21, 2015, the Predecessor consummated a conversion (the “Conversion”) whereby it converted from a Delaware limited liability company to a Delaware corporation. The Company is the successor corporation resulting from the Conversion. See Item 8.01 below for more information on the Conversion.

In connection with the consummation of the Conversion, the Common Stock has been approved for listing on the New York Stock Exchange (“NYSE”), and commenced trading on May 21, 2015 on an uninterrupted basis under the trading symbol “MIC”.

Pursuant to Rule 12g3-2(a) under the Exchange Act, the outstanding limited liability company interests issued by the Predecessor and listed on the NYSE, which automatically converted to shares of common stock, par value $0.001 per share of the Company (“Common Stock”) upon the consummation of the Conversion, are now deemed to be issued by the Company and registered under Section 12(b) of the Exchange Act. Holders of these securities and holders of our outstanding debt securities need not take any further action in order to effectuate the Conversion.

Item 1.01	Entry into a Material Definitive Agreement

On May 21, 2015, the Company entered into the Third Amended and Restated Management Services Agreement (the “Amended MSA”) with Macquarie Infrastructure Management (USA) Inc. (the “Manager”) to give effect to the Conversion. Concurrently with the Conversion, the Manager was issued 100 shares of a new series of special stock of the Company in order to induce the Manager to enter into the Amended MSA. The sole purpose for the issuance of shares of special stock to the Manager was to preserve the Manager’s existing right to appoint one director who served as the chairman of the board of directors of the Predecessor pursuant to the terms of the Predecessor’s operating agreement, which right would otherwise have been lost upon consummation of the Conversion. Following the Conversion and the issuance of special stock, the Manager’s right to elect one director who serves as chairman will be the same as is currently in effect. The Company did not grant any additional rights to the Manager through the special stock issuance. In connection with the Conversion, Macquarie Infrastructure Company Inc., a wholly owned subsidiary of the Company and a party to the Amended MSA, changed its name to MIC Ohana Corporation. The Amended MSA is filed as Exhibit 4.1 hereto and is incorporated by reference herein.

On May 21, 2015, the Company entered into the Amended and Restated Registration Rights Agreement (the “Amended RRA”) with the Manager to give effect to the Conversion. The Amended RRA is filed as Exhibit 4.2 hereto and is incorporated by reference herein.

On May 21, 2015, the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”) entered into the second supplemental indenture (the “Supplemental Indenture”) to the indenture dated as of July 15, 2014, as supplemented, with respect to the Company’s 2.875% Convertible Senior Notes due 2019 (the “Notes”). Pursuant to the Supplemental Indenture, as of the effective time of the Conversion, the Company’s obligation to convert each $1,000 principal amount of Notes into LLC interests of the Predecessor was changed into the obligation to convert each $1,000 principal amount of Notes into Common Stock of the Company. The Supplemental Indenture is filed as Exhibit 4.3 hereto and is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

The information disclosed under Item 1.01, to the extent applicable, is incorporated herein by reference.

The issuance of the special stock was made pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2).

Item 3.03	Material Modification to the Rights of Security Holders

Upon the consummation of the Conversion, each issued and outstanding limited liability company interest of the Predecessor was converted into one share of Common Stock of the Company. A description of the Common Stock is set forth on Exhibit 99.2 hereto and incorporated by reference herein.

The consummation of the Conversion constitutes a Make-Whole Fundamental Change under the indenture governing the Notes. Accordingly, any holder of the Notes who elects to convert its Notes from May 21, 2015 until the close of business on June 18, 2015, shall be entitled to a conversion rate with respect to the Notes so surrendered for conversion of 12.7836 per $1,000 aggregate principal amount of Notes, which is an increase of 0.9894 shares from the conversion rate in effect immediately prior to the Conversion.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At a meeting of the shareholders of the Predecessor, held on May 15, 2015, the shareholders of the Predecessor approved the plan of conversion, including the Certificate of Incorporation and bylaws contemplated thereby. The Certificate of Incorporation and the bylaws of the Company became effective upon the consummation of the Conversion and are filed as Exhibits 3.1 and 3.2 hereto and incorporated by reference herein.

Item 8.01	Other Events

On May 21, 2015, the Company announced that it completed the Conversion pursuant to the plan of conversion dated as of April 10, 2015. At the effective time of the Conversion, each outstanding limited liability company interest of the Predecessor automatically converted into one share of Common Stock of the Company.

In connection with the consummation of the Conversion, the Common Stock has been approved for listing on the New York Stock Exchange and commenced trading on May 21, 2015 on an uninterrupted basis under the trading symbol “MIC”. Attached as Exhibit 99.1 hereto is a press release issued May 21, 2015 by the Company regarding the Conversion.

The Description of Capital Stock set forth in Exhibit 99.2 is being filed for the purpose of providing an updated description of the capital stock of the Company. The Description of Capital Stock set forth in Exhibit 99.2 modifies and supersedes any prior description of the capital stock of the Company in any registration statement filed with the Securities and Exchange Commission (the “Commission”) and will be available for incorporation by reference into certain of the Company’s filings with the Commission pursuant to the Securities Act of 1933, as amended, and the Exchange Act, including registration statements.

The plan of conversion is filed as Exhibit 2.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Plan of Conversion dated April 10, 2015 (incorporated by reference to Exhibit 2.1 of the Registrant’s Registration Statement on Form S-4 (Reg. No. 333-202162)
3.1	Certificate of Incorporation of the Registrant.
3.2	Bylaws of the Registrant.
4.1	Third Amended and Restated Management Services Agreement by and among the Registrant, MIC Ohana Corporation and Macquarie Infrastructure Management (USA) Inc.
4.2	Amended and Restated Registration Rights Agreement between the Registrant and Macquarie Infrastructure Management (USA) Inc.
4.3	Second supplemental indenture, dated as of May 21, 2015, by and between Macquarie Infrastructure Corporation and Wells Fargo, National Association, as Trustee.
99.1	Press release
99.2	Description of Capital Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Macquarie Infrastructure Corporation

Date: May 21, 2015	By:	/s/ James Hooke
	Name:	James Hooke
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Plan of Conversion dated April 10, 2015 (incorporated by reference to Exhibit 2.1 of the Registrant’s Registration Statement on Form S-4 (Reg. No. 333-202162)
3.1	Certificate of Incorporation of the Registrant.
3.2	Bylaws of the Registrant.
4.1	Third Amended and Restated Management Rights Agreement by and among the Registrant, MIC Ohana Corporation and Macquarie Infrastructure Management (USA) Inc.
4.2	Amended and Restated Registration Rights Agreement between the Registrant and Macquarie Infrastructure Management (USA) Inc.
4.3	Second supplemental indenture, dated as of May 21, 2015, by and between Macquarie Infrastructure Corporation and Wells Fargo, National Association, as Trustee.
99.1	Press release
99.2	Description of Capital Stock